Summary Prospectus 2019
BMO Global Low Volatility Equity Fund
Class I BGLBX | Class A BAEGX	As of December 27, 2019

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at bmofunds.com/documents/international. You can also get this information at no cost by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 27, 2019, are incorporated by reference into this Summary Prospectus.
Notification of electronic delivery of shareholder materials
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your broker/dealer, investment professional, or financial institution. Instead, the reports will be made available online at bmofunds.com/documents/international, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call the Fund toll-free at 1-800-236-FUND (3863) or send an email request to bmofundsus.services@bmo.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts and waivers is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 114 of this Prospectus, under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 115 of this Prospectus, under “Appendix–Sales Charge Waivers” on page 153 of this Prospectus, and “How to Buy Shares” beginning on page B-37 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.72%	0.72%
Total Annual Fund Operating Expenses	1.22%	1.47%
Fee Waiver and Expense Reimbursement(3)	(0.37)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.85%	1.10%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees have been restated to reflect current fees.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.85% for Class I and 1.10% for Class A through December 31, 2020. This expense limitation agreement may not be terminated prior to December 31, 2020 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2020. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 87	$ 607
3 Years	$ 350	$ 907
5 Years	$ 635	$1,229
10 Years	$1,444	$2,139
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

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Summary Prospectus 2019
BMO Global Low Volatility Equity Fund
Class I BGLBX | Class A BAEGX	As of December 27, 2019

Principal Investment Strategies
The Fund invests at least 80% of its assets in equity securities of companies located in the countries included, at the time of purchase, in the MSCI All Country World Index, which includes 23 developed and 26 emerging market countries as of October 31, 2019. The Fund normally invests at least 40% of its net assets in securities located outside the United States and is diversified among at least three countries. The Fund may invest in companies across all market capitalizations and may at times focus its investments in one or more sectors.
The Fund invests in stocks that exhibit less volatile stock price patterns when compared to stocks in the MSCI All Country World Index. The Adviser selects low volatility, undervalued stocks using a unique approach which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. The Adviser’s investment process begins by using tools to rank stocks based on expected risk and expected return, and construct preliminary portfolios with the use of fundamental factors. The Adviser also integrates environmental, social, and governance (ESG) considerations into its security selection, portfolio construction, and monitoring processes. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on stock risk and company fundamentals through both quantitative and qualitative analysis to balance risk management with return generation. This strategy seeks to provide the Fund with lower downside risk and meaningful upside participation relative to the MSCI All Country World Index.
In determining where a company is located, the Adviser relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. Although the Fund invests primarily in companies located in countries included in the MSCI All Country World Index, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this Index.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international

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Summary Prospectus 2019
BMO Global Low Volatility Equity Fund
Class I BGLBX | Class A BAEGX	As of December 27, 2019

markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Management Risks. The Adviser’s judgments about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, the Adviser’s strategy may limit the Fund’s gains in rising markets.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2014-2018)
The return for the Class I shares of the Fund from January 1, 2019 through September 30, 2019 was 10.79%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	12/31/2017	5.87%
Worst quarter	12/31/2018	(6.55)%
Average Annual Total Returns through 12/31/18
	1 Year	5 Years	Since Inception
Class I (Inception 9/30/2013)
Return Before Taxes	-3.10%	6.32%	6.94%
Return After Taxes on Distributions	-7.86%	4.78%	5.47%
	1 Year	5 Years	Since Inception
Return After Taxes on Distributions and Sale of Fund Shares	1.60%	4.88%	5.37%
MSCI All Country World (reflects no deduction for fees, expenses or taxes)	-8.93%	4.82%	6.02%
LGMCVI (reflects deduction of fees and no deduction for sales charges or taxes)	-12.27%	2.02%	3.40%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	-8.19%	4.04%
MSCI All Country World (reflects no deduction for fees, expenses or taxes)	-8.93%	4.25%
LGMCVI (reflects deduction of fees and no deduction for sales charges or taxes)	-12.27%	1.44%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The MSCI All Country World Index (MSCI All Country World) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets.
The Lipper Global Multi-Cap Value Funds Index (LGMCVI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt co-manage the Fund. Mr. Kaufman, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2010 and has co-managed the Fund since December 2013. Dr. Ramos, Managing Director, Active Equities of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2013. Mr. Rosenblatt, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2012 and has co-managed the Fund since December 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

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Summary Prospectus 2019
BMO Global Low Volatility Equity Fund
Class I BGLBX | Class A BAEGX	As of December 27, 2019

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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